                                                                    EXHIBIT 10.3

                              SUBLICENSE AGREEMENT

                                      among

                      RORER PHARMACEUTICAL PRODUCTS, INC.,

                            RHONE-POULENC RORER INC.,

                      AVENTIS PHARMACEUTICALS PRODUCTS INC.

                 RHONE-POULENC RORER INTERNATIONAL HOLDINGS INC.

                                       and

                               NOVARTIS PHARMA AG

                                       and

                           NOVEN PHARMACEUTICALS, INC.

                                 MARCH 29, 2001


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          Confidential Materials omitted and filed separately with the
         Securities and Exchange Commission. Asterisks denote omissions.


                                TABLE OF CONTENTS

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
ARTICLE I             DEFINITIONS.................................................................................2

         1.1.         Definitions.................................................................................2
         1.2.         Product Formulated as of the Date Hereof....................................................5

ARTICLE II            SUBLICENSE GRANT............................................................................5

         2.1.         Sublicense to Sublicensed Noven Intellectual Property.......................................5
         2.2.         Assumption of Obligations...................................................................6
         2.3.         Retention of Rights.........................................................................6
         2.4.         Right to Sublicense.........................................................................6
         2.5.         ***.........................................................................................6
         2.6.         ***.........................................................................................7
         2.7.         ***.........................................................................................7

ARTICLE III           CONSIDERATION...............................................................................7

         3.1.         ***.........................................................................................7
         3.2.         Payment of Noven's Patent Costs.............................................................7

ARTICLE IV            RIGHT OF REFERENCE..........................................................................7

         4.1.         ***.........................................................................................7
         4.2.         ***.........................................................................................7
         4.3.         ***.........................................................................................7

ARTICLE V             TRADEMARKS AND DOMAIN NAMES.................................................................8

         5.1.         ***.........................................................................................8
         5.2.         ***.........................................................................................8
         5.3.         ***.........................................................................................8
         5.4.         ***.........................................................................................8


                                       i




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          Confidential Materials omitted and filed separately with the
         Securities and Exchange Commission. Asterisks denote omissions.

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
ARTICLE VI            INTELLECTUAL PROPERTY CLAIMS................................................................8

         6.1.         Infringement or Other Actions Regarding the Assigned Licensed Product Know-How..............8
         6.2.         Infringement or Other Actions Regarding Intellectual Property Rights........................8
         6.3.         ***.........................................................................................9
         6.4.         ***.........................................................................................9
         6.5.         Other Third Party Claims....................................................................9

ARTICLE VII           CONFIDENTIALITY AND NONCOMPETITION..........................................................9

         7.1.         Confidentiality; Press Releases.............................................................9
         7.2.         ***........................................................................................11
         7.3.         ***........................................................................................11
         7.4.         ***........................................................................................11
         7.5.         Noncompetition by Noven....................................................................11

ARTICLE VIII          INDEMNIFICATION............................................................................11

         8.1.         Indemnification............................................................................11

ARTICLE IX            TERM AND TERMINATION; REMEDIES.............................................................13

         9.1.         Term.......................................................................................13
         9.2.         Termination for Bankruptcy.................................................................13
         9.3.         Noven Termination Right....................................................................13
         9.4.         Remedies for Breach........................................................................14
         9.5.         Effect of Termination......................................................................15
         9.6.         ***........................................................................................15
         9.7.         Remedies Reasonable........................................................................15
         9.8.         No Penalties...............................................................................15
         9.9.         Force Majeure..............................................................................15

ARTICLE X             CERTAIN ADDITIONAL COVENANTS,
                      REPRESENTATIONS AND AGREEMENTS.............................................................16

         10.1.        ***........................................................................................16
         10.2.        ***........................................................................................16


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         Securities and Exchange Commission. Asterisks denote omissions.

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
ARTICLE XI            MISCELLANEOUS..............................................................................16

         11.1.        Disputes...................................................................................16
         11.2.        Independent Contractors....................................................................16
         11.3.        Assignment.................................................................................16
         11.4.        Binding Effect; Benefit....................................................................17
         11.5.        Amendment..................................................................................17
         11.6.        No Waiver..................................................................................17
         11.7.        Notices....................................................................................17
         11.8.        Counterparts...............................................................................18
         11.9.        Interpretation.............................................................................18
         11.10.       Governing Law..............................................................................19
         11.11.       Severability...............................................................................19
         11.12.       Entire Agreement...........................................................................19
         11.13.       Further Assurances.........................................................................19
         11.14.       Inconsistency..............................................................................19


                                      iii
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          Confidential Materials omitted and filed separately with the
         Securities and Exchange Commission. Asterisks denote omissions.


                              SUBLICENSE AGREEMENT

THIS SUBLICENSE AGREEMENT (this "AGREEMENT"), dated as of March 29, 2001, is by and among RORER PHARMACEUTICAL PRODUCTS, INC, a Delaware corporation with its principal office at 3711 Kennett Pike, Suite 200, Greenville, Delaware U.S.A. 19807 (hereinafter referred to as "AVENTIS"), RHONE-POULENC RORER INC., a Pennsylvania corporation with its principal office at Route 202-206, Bridgewater, New Jersey, 08807 ("RPR"), AVENTIS PHARMACEUTICALS PRODUCTS INC., a Delaware corporation with its principal office at Route 202-206, Bridgewater, New Jersey , 08807 ("APPI"), Rhone-Poulenc Rorer International Holdings Inc., a Delaware corporation with its principal office at 3711 Kennett Pike, Suite 200, Greenville, Delaware U.S.A. 19807 ("RPRIH") and NOVARTIS PHARMA AG, a corporation organized under the laws of Switzerland with its principal office at Lichtstrasse 35, CH-4002 Basel, Switzerland ("NOVARTIS"), and NOVEN PHARMACEUTICALS, INC., a Delaware corporation with its principal office at 11960 S.W. 144th Street, Miami, Florida 33186 ("NOVEN"). For purposes of this Agreement, each of Aventis, RPR, APPI, RPRIH and Novartis are a "PARTY" to this Agreement, and collectively Aventis, RPR, APPI, RPRIH and Novartis are the "PARTIES" to this Agreement. Noven is a Party to this Agreement solely with respect to the following applicable provisions of the Agreement: Section 2.1 (Sublicense to the Sublicensed Noven Intellectual Property); Section 2.2 (Assumption of Obligations); Section 2.3 (Retention of Rights); Section 2.4 (Right to Sublicense); Section 3.2 (Payment of Noven's Patent Costs); Sections 6.1, 6.2 and 6.5 (Infringement and Other Third Party Claims); Section 7.2(e) (Noncompetition); Section 7.5 (Noncompetition by Noven); Article VIII (Indemnification); Sections 9.1, 9.2, 9.3, 9.4, 9.5, 9.7, 9.8 and 9.9 (relating generally to Term, Termination, Remedies and Penalties) and Article XI (Miscellaneous).

                                    RECITALS

         WHEREAS, Rhone-Poulenc Rorer Pharmaceuticals, Inc. and Noven are parties to an Amended and Restated License Agreement dated as of September 30, 1999, as amended by Amendment No. 2 thereto effective as of the day before the date hereof (collectively, the "NOVEN LICENSE AGREEMENT") attached hereto as EXHIBIT A, pursuant to which Noven granted Rhone-Poulenc Rorer Pharmaceuticals, Inc. an exclusive right and license under Noven's Patent Rights and Noven's Technology (each as defined in the Noven License Agreement) to develop, use, sell or otherwise dispose of Licensed Products (as defined in the Noven License Agreement);

         WHEREAS, Rhone-Poulenc Rorer Pharmaceuticals, Inc. assigned the Noven License Agreement to Aventis pursuant to an Assignment and Assumption Agreement dated September 30, 1999;

         WHEREAS, Novartis and Aventis have previously entered into a Sublicense Agreement (the "EXISTING NOVARTIS PHARMA SUBLICENSE AGREEMENT") dated as of September 30, 1999, pursuant to which Aventis granted to Novartis certain of its rights related to "licensed product" in the "territory" (each as defined in the Existing Novartis Pharma Sublicense Agreement); and

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          Confidential Materials omitted and filed separately with the
         Securities and Exchange Commission. Asterisks denote omissions.


         WHEREAS, the Parties and Noven desire to enter into a transaction pursuant to which, among other things, (a) Aventis will grant to Novartis an exclusive sublicense to develop, use, sell or otherwise dispose of any and all Licensed Product; (b) APPI and RPRIH, and RPR, will assign and transfer to Novartis the Trademarks and the Domain Names, respectively, (c) Aventis and Novartis will agree, effective as of the date hereof, to revise and replace certain rights and obligations under the Existing Novartis Pharma Sublicense Agreement, and (d) Novartis and Noven will agree to revise and replace certain rights and obligations under the Noven License Agreement, all on the terms and conditions contained in this Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and considerations set forth herein, the Parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1. DEFINITIONS. As used herein, the following capitalized terms shall have the following meanings:

         "AFFECTED PARTY" has the meaning set forth in Section 9.4 hereof.

         "AFFILIATE" means, when used with respect to a Person, any other Person directly or indirectly controlling, controlled by, or under common control with the subject Person. For purposes of this Agreement, "control" means the direct or indirect ownership of over 50% of the outstanding voting securities of a Person, or to control the management decisions of such Person.

         "AMENDMENT AGREEMENT" means Amendment No. 2 to the Noven License Agreement between Aventis and Noven executed prior to the Closing Date and effective as of the day before the Closing Date.

         ***.

         "AVENTIS INDEMNITEES" has the meaning set forth in Section 8.1(a) hereof.

         "CLAIMS" has the meaning set forth in Section 8.1(a) hereof.

         "CLOSING DATE" has the meaning set forth in the Purchase Agreement.

         "COMBIPATCH PRODUCT" means the transdermal estrogen/progestin product which has been developed by Noven, solely or jointly with Aventis or its Affiliates, and is marketed and sold by Aventis and its Affiliates under the trademark CombiPatchTM in the United States as of the Closing Date, and which, without limiting the foregoing, is sold, assigned and transferred to Vivelle under the Vivelle License Agreement and the Purchase Agreement.

         "COMPETING PRODUCT" means ***.

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          Confidential Materials omitted and filed separately with the
         Securities and Exchange Commission. Asterisks denote omissions.


         "CONFIDENTIAL INFORMATION" means all proprietary data, know-how and related information, including all regulatory approvals and related filings, applications and data, the content of any unpublished patent applications, operating methods and procedures, marketing, distribution and sales methods and systems, sales figures and other business information and the Noven Confidential Information disclosed to Aventis pursuant to the Noven License Agreement.

         "CONSIDERATION" has the meaning set forth in Section 3.1 hereof.

         "COURT" has the meaning set forth in Section 7.2(d) hereof.

         "DISCLOSING PARTY" has the meaning set forth in Section 7.1(a) hereof.

         ***.

         "ESTALIS(R)" has the meaning set forth in Section 5.3(a) hereof.

         "ESTALIS PRODUCT" means the product which is the Licensed Product as defined in the Existing Novartis Pharma Sublicense Agreement.

         "FDA ACT" means the United States Federal Food, Drug and Cosmetic Act, as amended, and the regulations promulgated thereunder, as amended from time to time.

         "IND" means an Investigational New Drug Application as defined in the FDA Act, or an equivalent application in another country or group of countries.

         "LICENSED PRODUCT" means any Combination Product (as defined in the Noven License Agreement) to which Aventis has any rights in the Territory under the Noven License Agreement as amended other than the Estalis Product, including, without limitation, any improvements or modifications, or proposed improvements or modifications, to the CombiPatch Product or the Estalis Product.

         "LOSSES" has the meaning set forth in Section 8.1(a) hereof.

         "NDA" means a New Drug Application as defined in the FDA Act, or an equivalent application for Regulatory Approval in another country or group of countries.

         "NOVARTIS INDEMNITEES" has the meaning set forth in Section 8.1(b) hereof.

         "NOVEN INDEMNITEES" has the meaning set forth in Section 8.1(c) hereof.

         "OFFENDING PRODUCT" has the meaning set forth in Section 9.3(a).

         "ONGOING OBLIGATIONS" has the meaning set forth in Section 9.6 hereof.

         ***.

         "PERSON" means any corporation, partnership, joint venture, other entity or natural person.

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          Confidential Materials omitted and filed separately with the
         Securities and Exchange Commission. Asterisks denote omissions.


         "PURCHASE AGREEMENT" means the Purchase Agreement between Aventis, APPI and Vivelle dated on the date hereof.

         "PURCHASER SUBLICENSE LETTER AGREEMENT" means the Letter Agreement between, inter alia, Vivelle and Novartis dated March 29, 2001 pursuant to which Novartis shall offer to sublicense to Vivelle all of its rights under this Agreement in the United States on a product-by-product basis.

         "RECEIVING PARTY" has the meaning set forth in Section 7.1(a) hereof.

         "REGULATORY APPROVAL" means filing for and receipt of all governmental and regulatory registrations and approvals (including, but not limited to, approvals of all final labeling and pricing approvals of any Licensed Product) required for the marketing and sale of any Licensed Product in the Territory existing at the Closing Date.

         ***.

         "REGULATORY AUTHORITY" means the U.S. Food and Drug Administration, and any equivalent regulatory agency in any country in the Territory.

         "RELATED AGREEMENTS" means the Purchase Agreement, the Amendment Agreement, the Purchaser Sublicense Letter Agreement and the Vivelle License Agreement.

         "SUBLICENSED NOVEN INTELLECTUAL PROPERTY" means Noven's Patent Rights and Noven's Technology (as each such term is defined in the Noven License Agreement) which are licensed to Aventis pursuant to the Noven License Agreement. Noven's Patent Rights at the date hereof include, without limitation, those patents and patent applications listed in SCHEDULE A attached hereto.

         "TERRITORY" means worldwide, except Japan.

         ***.

         ***.

         ***.

         "UNITED STATES" means the United States, its territories and possessions.

         "VIVELLE" means Vivelle Ventures LLC, a Delaware limited liability company and joint venture owned by Noven and Novartis Pharmaceuticals Corporation, which is the Purchaser under the Purchase Agreement.

         "VIVELLE LICENSE AGREEMENT" means the License Agreement between Noven and Vivelle dated on the Closing Date.

         ***.

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          Confidential Materials omitted and filed separately with the
         Securities and Exchange Commission. Asterisks denote omissions.


         1.2. PRODUCT FORMULATED AS OF THE DATE HEREOF. Wherever, in this Agreement, reference is made to the Estalis Product or the CombiPatch Product "formulated as of the date hereof", such expression may include different dosage strengths of the Estalis Product or the CombiPatch Product, as the case may be. To be considered Estalis Product or the CombiPatch Product "formulated as of the date hereof", ***.


                                   ARTICLE II

                                SUBLICENSE GRANT

         2.1. SUBLICENSE TO SUBLICENSED NOVEN INTELLECTUAL PROPERTY.

                  (a) Subject to the terms and conditions of this Agreement, with effect from the Closing Date, Aventis hereby grants to Novartis, and Novartis hereby accepts, during the term of this Agreement, an exclusive (even as to Aventis and its Affiliates) sublicense to all rights and benefits of Aventis and its Affiliates arising out of or under the Noven License Agreement in the Territory. For the avoidance of doubt, (i) the Parties acknowledge that the Amendment Agreement is effective in all respects prior to the grant of the sublicense granted hereunder; (ii) the foregoing sublicense includes, without limitation, the right to make modifications and/or improvements to the CombiPatch Product and to develop, use, sell or otherwise dispose of any such modifications and/or improvements in the Territory, including, without limitation, the United States (in each case insofar as such rights are granted pursuant to the Noven License Agreement as modified hereby), but shall not include the right to use, sell or otherwise dispose of the CombiPatch Product in the United States; and (iii) the foregoing sublicense shall include any of Noven's Patent Rights or Noven's Technology (each as defined in the Noven License Agreement) which relate to any improvement or proposed improvement to the CombiPatch Product or the Estalis Product including, without limitation, the improvements or proposed improvements described in SCHEDULE 2.1(A).

                  (b) Novartis acknowledges and agrees that the sublicense granted pursuant to Section 2.1(a) is and shall be subordinate to, and subject to the terms and conditions of, the license granted to Aventis by Noven pursuant to the Noven License Agreement except as otherwise provided herein. Without limiting the foregoing, the Parties acknowledge that, pursuant to the Amendment Agreement and this Agreement; (i) Aventis has no right to terminate the rights under the Noven License Agreement in the Territory or the rights to the sublicense granted hereunder, and (ii) Noven has no right to terminate the Noven License Agreement in the Territory, but Noven shall, after the Closing Date, have the right to terminate the sublicense granted hereunder, in which event such termination shall operate as a termination of the Noven License Agreement in the Territory by Noven under Sections 8.2(a), (b) or (d) of the Noven License Agreement, and the Parties further agree that Novartis may enforce against Noven directly the rights granted hereunder to Novartis pursuant to the Noven License Agreement as amended hereby.

                  (c) Noven hereby consents to the grant under this Section 2.1 of the sublicense from Aventis to Novartis in consideration for Novartis

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          Confidential Materials omitted and filed separately with the
         Securities and Exchange Commission. Asterisks denote omissions.


assuming the obligations referenced in Section 2.2 and providing Noven a direct means of enforcing such obligations against Novartis, in Articles VIII and IX.

         2.2. ASSUMPTION OF OBLIGATIONS. As between Novartis, its Affiliates and sublicensees on the one hand and Aventis, its Affiliates and sublicensees on the other hand, Novartis will be solely responsible for, and hereby assumes, following the Closing Date, those obligations under the Noven License Agreement with respect to the development, use, sale or other disposal of Licensed Product in the Territory, which are set forth in SCHEDULE 2.2 attached hereto; PROVIDED, HOWEVER, that, (a) in each case, Novartis shall be responsible, and hereby assumes, such obligations only to the extent that such obligations relate directly to the development, use, sale or other disposal of Licensed Product in the Territory, and only to the extent that they have not been modified herein;
(b) Novartis, its Affiliates and sublicensees, shall not be bound by any Development Plan agreed between Noven and Aventis; and (c) Novartis, its Affiliates and sublicensees, shall not be bound by the provisions of the Supply Agreement which is incorporated into the Noven License Agreement. The Parties agree that, pursuant to the Amendment Agreement, Noven has relieved Aventis, its Affiliates and sublicensees from any financial and diligence obligations under the Noven License Agreement with respect to the development, use, sale or other disposal of Licensed Product in the Territory that are not assumed by Novartis hereunder. Novartis, its Affiliates and sublicensees, will negotiate, agree and enter into separate arrangements with Noven regarding their development obligations under the Noven License Agreement. Supply of any Licensed Product to Novartis, its Affiliates and sublicensees, shall be the subject of separate arrangements with Noven. With effect from not later than the Closing Date, Aventis hereby releases Noven from the obligations of Noven set forth in Article
5.4 of the Noven License Agreement. Further, Aventis undertakes that, notwithstanding any failure by Aventis to renew the Supply Agreement which is incorporated in the Noven License Agreement, the term of the Lease Agreement with respect to the Facility (as defined in the Noven License Agreement) shall not expire, and shall be automatically renewed on the same terms, for the term of this Agreement. Noven hereby consents to the foregoing provisions, and agrees to use commercially reasonable efforts to co-operate with Novartis, its Affiliates and sublicensees in the development of Licensed Products.

         2.3. RETENTION OF RIGHTS. Nothing in this Agreement as between Aventis and Noven shall impair or limit the rights of Aventis under the Noven License Agreement outside the Territory.

         2.4. RIGHT TO SUBLICENSE. The Parties agree that this Agreement grants to Novartis no right to grant any sublicense under the sublicense granted to Novartis pursuant to Section 2.1 hereof without the consent of Noven as required under Article 3.1(d) of the Noven License Agreement; PROVIDED, HOWEVER, that Novartis shall have the right to grant further sublicenses under the sublicense granted to Novartis pursuant to Section 2.1 hereof to Vivelle (and Persons acting on behalf of Vivelle) without obtaining prior approval from Noven. Affiliates, agents, distributors, wholesalers and other independent resellers shall not be considered sublicensees hereunder. Noven hereby consents to the foregoing provision.

         2.5. ***.

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          Confidential Materials omitted and filed separately with the
         Securities and Exchange Commission. Asterisks denote omissions.


         2.6. ***.

         2.7. ***.

                                   ARTICLE III

                                  CONSIDERATION

         3.1. ***.

         3.2. PAYMENT OF NOVEN'S PATENT COSTS. Following the Closing Date Novartis shall assume Aventis' obligation, set forth in Articles 6.1 and 6.2 of the Noven License Agreement, to pay patent filing fees, costs and expenses incurred on a country by country basis in the Territory with respect to any such Licensed Product; PROVIDED, HOWEVER, that Novartis shall not be obliged to pay any patent filing fees, costs or expenses incurred in any country where neither Novartis nor Noven expects a Licensed Product covered by the claims of the applicable patent to be marketed. The Parties and Noven agree that Novartis will be entitled to the same offset rights set forth in Articles 6.1 and 6.2 of the Noven License Agreement as would otherwise be available to Aventis under such articles. Upon the first sale of a Licensed Product by Novartis or any of its Affiliates or sublicensees in a country in the Territory, Novartis' obligation under this Section 3.2 will be relieved for that country. On and after the Closing Date, and to the extent duplicative, this Section 3.2 shall supersede the obligation of Novartis set forth in Section 3.5 of the Existing Novartis Pharma Sublicense Agreement for all such patent expenses incurred after the Closing Date. Noven shall cooperate with Novartis in connection with Novartis' obligations under this Section 3.2, by, but not limited to, providing the necessary information to enable Novartis to come to an informed decision whether to pay expenses and providing an annual budget of costs which shall be discussed promptly should it be significantly exceeded. Pursuant to the Amendment Agreement, Noven has relieved Aventis, its Affiliates and sublicensees of all obligations set forth in Articles 6.1 and 6.2 of the Noven License Agreement in the Territory not assumed by Novartis hereunder. Noven hereby consents to the foregoing provisions.

                                   ARTICLE IV

                               RIGHT OF REFERENCE

         4.1. ***.

         4.2. ***.

         4.3. ***.

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          Confidential Materials omitted and filed separately with the
         Securities and Exchange Commission. Asterisks denote omissions.



                                    ARTICLE V

                           TRADEMARKS AND DOMAIN NAMES

         5.1. ***.

         5.2. ***.

         5.3. ***.

         5.4. ***.

                                   ARTICLE VI

                          INTELLECTUAL PROPERTY CLAIMS

         6.1. INFRINGEMENT OR OTHER ACTIONS REGARDING THE ASSIGNED LICENSED PRODUCT KNOW-HOW.

                  (a) If any Party shall become aware of any infringement or threatened infringement of the Assigned Licensed Product Know-How or any unfair competition, disparagement or other tortious act by any third party in relation to the Assigned Licensed Product Know-How, then the Party having such knowledge shall give prompt notice thereof to the other Party.

                  (b) Novartis, its Affiliates and sublicensees, shall have the right to take such action as it deems appropriate to protect and enforce the Assigned Licensed Product Know-How in the Territory, including but not limited to, bringing an action, suit or other appropriate proceeding to prevent or eliminate the infringement of such Assigned Licensed Product Know-How, or the unfair competition, disparagement or other tortious act by any third party in relation to the Assigned Licensed Product Know-How in the Territory. Aventis and Noven each agree to cooperate with Novartis in any reasonable manner requested by Novartis in any such action, suit or proceeding, at the expense of Novartis, its Affiliates or sublicensees, as appropriate, including, without limitation, joining as a party to such action, suit or proceeding, if necessary to maintain standing.

                  (c) All amounts awarded as damages, profits or otherwise in connection with any action taken by Novartis, its Affiliates or licensees, shall be ***. If Novartis, its Affiliates and licensees, elect not to take any action of the nature specified in Section 6.1(b), Novartis shall give Aventis notice of such decision, and Aventis thereafter shall have the right to take any action of the nature specified in Section 6.1(b) with respect to the use of the Assigned Licensed Product Know-How in the Territory. In such event, all amounts awarded as damages, profits or otherwise in connection with any action taken by Aventis shall be ***.

         6.2. INFRINGEMENT OR OTHER ACTIONS REGARDING INTELLECTUAL PROPERTY RIGHTS. (a) If any Party becomes aware of any infringement or threatened infringement of (i) the Sublicensed Noven Intellectual Property or (ii) any other intellectual property rights of the parties to the Noven License Agreement used in the development, manufacture or marketing of Licensed Product, (including, without limitation, by the filing of any certification in the United States claiming that any such intellectual property rights are invalid or will not be infringed by the manufacture, use or sale of a product by a third party) such Party shall provide notice to all interested parties in accordance with
Article 6.4 of the Noven License Agreement, and comply with the provisions of
Article 6.4 of the Noven License Agreement with respect to the determination of whether to prosecute the alleged infringement.

         (b) In the event Aventis is entitled to prosecute an infringement action pursuant to Article 6.4 of the Noven License Agreement, Novartis hereby assumes all such rights, and related obligations, after the Closing Date; PROVIDED, HOWEVER, that (i) Aventis shall cooperate with and assist Novartis, its Affiliates and sublicensees, in good faith with respect thereto; and (ii) in the event Novartis, its Affiliates or sublicensees, brings any such action, Noven shall, at the request of Novartis, provide Novartis, its Affiliates or sublicensees, with reasonable assistance at the expense of Novartis, its Affiliates or sublicensees, as appropriate, in accordance with Article 6.4 of the Noven License Agreement.

         (c) ***.

         6.3. ***.

         6.4. ***.

         6.5. OTHER THIRD PARTY CLAIMS. If either Aventis or Noven becomes aware of any action, suit or proceeding or threat of action, suit or proceeding, by a third party alleging that the manufacture, use, import or sale of Licensed Product in the Territory infringes or violates any other intellectual property right of any third party, Aventis or Noven, as appropriate, shall promptly notify Novartis of the same.

                                   ARTICLE VII

                       CONFIDENTIALITY AND NONCOMPETITION

         7.1. CONFIDENTIALITY; PRESS RELEASES.

                  (a) Pursuant to the terms hereof, from time to time during the term of this Agreement, each of Novartis and Aventis and/or their respective Affiliates and sublicensees (in such capacity, the "Disclosing Party") have disclosed and will be disclosing to the other Party and/or its Affiliates (in such capacity, the "Receiving Party") certain Confidential Information of the Disclosing Party. The Receiving Party shall make no use of such Confidential Information except in the exercise of its rights and performance of its obligations set forth in this Agreement and the Related Agreements. The Receiving Party shall use the same efforts to keep secret, and prevent the disclosure to third parties of, Confidential Information of the Disclosing Party as it would use with respect to its own Confidential Information. Confidential

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


Information disclosed by the Disclosing Party shall remain the sole and absolute property of the Disclosing Party, subject to the rights granted in this Agreement and the transactions contemplated herein. The above restrictions on the use and disclosure of Confidential Information shall not apply to any information which: (i) is already known to the Receiving Party at the time of disclosure by the Disclosing Party, as demonstrated by competent proof; (ii) is or becomes generally available to the public other than through any act or omission of the Receiving Party in breach of this Agreement; (iii) is acquired by the Receiving Party from a third party who is not, directly or indirectly, under an obligation of confidentiality to the Disclosing Party with respect to same; or (iv) is developed independently by the Receiving Party without use, direct or indirect, of information that is required to be held confidential hereunder.

                  In the event the Receiving Party is required: (i) by law, rule or regulation to disclose Confidential Information of the Disclosing Party to regulatory authorities to obtain and maintain regulatory approval for any Licensed Product; (ii) to disclose Confidential Information of the Disclosing Party to respond to a regulatory or governmental inquiry concerning any Licensed Product; or (iii) to disclose Confidential Information of the Disclosing Party in a judicial, administrative or arbitration proceeding to enforce such Party's rights under this Agreement, it may do so only if it: (A) provides the Disclosing Party with as much advance written notice as possible of the required disclosure; (B) cooperates with the Disclosing Party in any attempt to prevent or limit the disclosure; and (C) limits disclosure, if any, to the specific purpose at issue.

                  (b) Notwithstanding the provisions of this Section 7.1, but still subject to compliance with the terms of the Noven License Agreement, Novartis, its Affiliates and sublicensees, shall be permitted to disclose to their respective distributors, wholesalers and other direct customers such Confidential Information relating to Licensed Product or improvements thereto as Novartis, its Affiliates and sublicensees, shall reasonably determine to be necessary or useful in order to effectively market and distribute any Licensed Product; provided that such entities undertake substantially the same confidentiality obligation as Novartis has with respect to Aventis' Confidential Information.

                  (c) ***

                  (d) Except as may be required by applicable laws, rules or regulations, no Party will originate any publicity, press or news release, or other public announcement, written or oral, whether to the public press or otherwise, relating to this Agreement or the Related Agreements, the transactions contemplated hereby or thereby, or to the existence of an arrangement between the Parties, without the prior written approval of the other Party. In the event disclosure of this Agreement or any of the Related Agreements, any of the terms and conditions of this Agreement or such Related Agreements, or any of the transactions contemplated by this Agreement or such Related Agreements, is required by applicable law, rules or regulations, then the Party required to so disclose such information shall, to the extent possible, provide to the other Party for its prior approval (such approval not to be unreasonably withheld or delayed) a written copy of such public announcement. When practicable, the disclosing Party will provide such copy to the other Party at least five (5) business days prior to disclosure.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                  (e) Neither Party shall use the name of the other for marketing, advertising or promotional claims without the prior written consent of the other Party.

         7.2. ***.

         7.3. ***:

         7.4. ***.

         7.5. NONCOMPETITION BY NOVEN. (a) Noven covenants that for a period beginning on the date hereof and ending ***, neither it nor any of its Affiliates or sublicensees shall market, sell or distribute (or agree with any third party to do any of the foregoing) any Competing Product in the Territory, other than the Estalis Product, the CombiPatch Product and Licensed Product(s). Notwithstanding the foregoing, with respect to the marketing, sale or distribution of any Competing Product in the Territory solely to the extent that the marketing, sale or distribution of such Competing Product by Noven (or its Affiliates or sublicensees) is the result of Noven (or its Affiliates or sublicensees) having acquired the Competing Product from the acquisition of, or merger with another Person who at the time of acquisition possessed such Competing Product and/or was marketing, selling and/or distributing it in the Territory, Noven, its Affiliate or sublicensee shall ***.

         (b) Noven recognizes that the territorial, time and scope limitations set forth in this Section 7.5 are reasonable and are required for the protection of Novartis, its Affiliates and sublicensees. Further, Noven specifically recognizes that any breach by it of this Section 7.5 may cause irreparable injury to the Novartis, its Affiliates and sublicensees (including, without limitation, Vivelle) and that actual damages may be difficult to ascertain, and, in any event, may be inadequate. Accordingly (and without limiting the availability of legal or equitable, including injunctive, remedies under any other provisions of this Agreement), Noven agrees that in the event of any such breach, notwithstanding the provisions of Section 11.1, Novartis shall be entitled to seek, by way of private litigation in the first instance, injunctive relief and such other legal and equitable remedies as may be available.

                                  ARTICLE VIII

                                 INDEMNIFICATION

         8.1. INDEMNIFICATION. In order to distribute among themselves the responsibility for claims arising out of this Agreement, and except as otherwise specifically provided for herein, the Parties agree as follows:

                  (a) ***.

                  (b) ***.

                  (c) Novartis shall defend, indemnify and hold Noven, its Affiliates, and each of their respective officers, directors, agents, employees and shareholders (collectively, "NOVEN INDEMNITEES") harmless, from and against,



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          Confidential Materials omitted and filed separately with the
         Securities and Exchange Commission. Asterisks denote omissions.


any and all Losses, which the Noven Indemnitees may incur or suffer, and all Claims, with which any of them may be faced arising out of: (i) any material inaccuracy in or material breach of any representation and warranty made by Novartis in this Agreement; (ii) any material breach by Novartis or any of its Affiliates or sublicensees, or material failure by any of them to comply with, any covenants or obligations of Novartis pursuant to this Agreement; (iii) the enforcement by the Noven Indemnitees of their rights under this Section 8.1(c);
(iv) any gross negligence or willful misconduct by Novartis or its Affiliates in Novartis' performance pursuant to this Agreement; and (v) Novartis' material violation of any applicable law or regulation; provided, however, that Novartis shall not be liable hereunder to the extent such Losses arise from willful misconduct or gross negligence of the Noven Indemnitees.

                  (d) Noven shall defend, indemnify and hold the Novartis Indemnitees harmless, from and against, any and all Losses, which the Novartis Indemnitees may incur or suffer, and all Claims with which any of them may be faced arising out of: (i) any material inaccuracy in or material breach of any representation and warranty made by Noven in the Noven License Agreement; (ii) any material breach by Noven or any of its Affiliates or sublicensees, or material failure by any of them to comply with, any covenants or obligations of Noven pursuant to this Agreement or the Noven License Agreement; (iii) the enforcement by the Novartis Indemnitees of their rights under this Section 8.1(d); (iv) any gross negligence or willful misconduct by Noven or its Affiliates in Noven's performance pursuant to this Agreement or the Noven License Agreement; and (v) Noven's material violation of any applicable law or regulation; provided, however, that Noven shall not be liable hereunder to the extent such Losses arise from willful misconduct or gross negligence of the Novartis Indemnitees.

                  (e) If any Claim arises as to which a right of indemnification provided in this Article VIII applies, the Person seeking indemnification (the "indemnified party"), shall promptly notify the Party obligated under this
Article VIII to indemnify the indemnified party (the "indemnifying party") thereof in writing, and allow the indemnifying party and its insurers the opportunity to assume direction and control of the defense against such Claim, at its sole expense, including, without limitation, the settlement thereof at the sole option of the indemnifying party or its insurers; PROVIDED, HOWEVER, that the indemnifying party may not enter into any compromise or settlement without the prior written consent of the indemnified party unless such compromise or settlement includes as an unconditional term thereof the giving by each plaintiff or claimant to the indemnified party of a release from all liability in respect of such claim and only if such compromise or settlement does not include any admission of legal wrongdoing on the part of the indemnified party. The indemnified party shall fully cooperate with the indemnifying party and its insurer in the disposition of any such matter and the indemnified party will have the right and option to participate in (but not control) the defense of any Claim as to which this Article VIII applies, with separate counsel at its election and cost. If the indemnifying party fails or declines to assume the defense of any such Claim within thirty (30) days after notice thereof, the indemnified party may assume the defense thereof for the account and at the risk of the indemnifying party. The indemnifying party shall pay promptly to the indemnified party any Losses to which the indemnity under this Article VIII applies, as incurred.

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          Confidential Materials omitted and filed separately with the
         Securities and Exchange Commission. Asterisks denote omissions.


                                   ARTICLE IX

                         TERM AND TERMINATION; REMEDIES

         9.1. TERM. The term of this Agreement shall commence on the Closing Date and, with respect to the sublicense granted pursuant to Section 2.1 shall expire, unless sooner terminated as set forth herein, upon the expiration or termination of the licenses granted to Aventis by Noven under the Noven License Agreement. For purposes of this Section 9.1: (a) the licenses granted to Aventis under the Noven License Agreement shall be deemed to include any licenses obtained by Aventis pursuant to Article 8.3(b) of the Noven License Agreement; and (b) Novartis shall have the benefit of, and the right to exercise, the rights and options granted to Aventis pursuant to Article 8.1(c) of the Noven License Agreement. Commencing on the first to expire of any patent in the United States included under Noven's Patent Rights (as defined in the Noven License Agreement), Novartis shall have the right, exercisable by notice in writing to Noven on a Licensed Product-by-Licensed Product basis upon the launch of any product on to the market in the United States which is "AB rated" to such Licensed Product, to require Noven to negotiate in good faith the fees provided for in any arrangement for supply of any Licensed Product to Novartis, its Affiliates or sublicensees in the United States.

         9.2. TERMINATION FOR BANKRUPTCY. Any of Noven, Novartis or Aventis may terminate this Agreement with immediate effect in the event that any proceeding under a bankruptcy, liquidation or similar statute, or any insolvency, receivership or dissolution proceeding is filed against the other Party, and such proceeding is not dismissed within sixty (60) days after the filing thereof.

         9.3. NOVEN TERMINATION RIGHT. (a) With respect to each Licensed Product, and for a period beginning on the date hereof and ending ***, Noven shall have the right to terminate this Agreement at any time upon thirty (30) days' notice in any country of the Territory in which Novartis, its sublicensee, or a Novartis Affiliate markets, sells or distributes any transdermal product that is identical or substantially similar to such Licensed Product ("OFFENDING PRODUCT"), unless Novartis shall effect cessation of such activity or divestiture of such Affiliate, or take action towards such cessation or such divestiture within 6 months of the commencement of such activity or Novartis' acquisition of such Affiliate; PROVIDED, HOWEVER, that this right of termination does not apply (i) with respect to the countries in the European Economic Area,
***.

         (b) With respect to each Licensed Product, and for a period beginning on the date hereof and ending ***, if Novartis or any Novartis Affiliate or sublicensee markets, sells or distributes any Offending Product in a country within the European Economic Area, then Noven, with regard to such country, shall have the right to convert the license granted under Article 3 of the Noven License Agreement with respect to such Licensed Product to a non-exclusive license; PROVIDED, HOWEVER, that this right shall not apply: (i) if Novartis shall effect cessation of such activity or divestiture of such Affiliate or take action towards such cessation or such divestiture within six months of the commencement of such activity or Novartis' acquisition of such Affiliate; ***.

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          Confidential Materials omitted and filed separately with the
         Securities and Exchange Commission. Asterisks denote omissions.


         (c) Notwithstanding Sections 9.3(a) and (b) above, with respect to the marketing, sale or distribution of any transdermal product that is identical or substantially similar to a Licensed Product in the Territory solely to the extent that the marketing, sale or distribution of such product by Novartis (or its Affiliates or sublicensees) is the result of Novartis (or its Affiliates or sublicensees) having acquired the products from the acquisition of, or merger with another Person who at the time of acquisition possessed such products and/or was marketing, selling and/or distributing them in the Territory, Novartis, its Affiliate or sublicensee may, instead of ceasing such activity or divesting such product or Person, elect to pay to Noven reasonable compensation agreed by the parties in good faith with respect thereto at the time of such acquisition or merger, in which event, Noven shall have no right to terminate this Agreement with respect to such Licensed Product or convert the license granted under Article 3 of the Noven License Agreement with respect to such Licensed Product to a non-exclusive license.

         (d) Novartis recognizes that the territorial, time and scope limitations set forth in this Section 9.3 are reasonable and are required for the protection of Noven, its Affiliates and sublicensees.

         (e) If Noven should terminate this Agreement against Novartis with respect to any Licensed Product under this Section 9.3, it will have the rights upon termination set forth in Section 8.3(a) of the Noven License Agreement with respect to such Licensed Product.

         9.4. REMEDIES FOR BREACH. If either of Novartis or Aventis, RPR, RPRIH or APPI commits a material breach of this Agreement, or materially defaults in the performance or observance of any provision of this Agreement (including the obligations assumed by Novartis under Section 2.2), and (i) such Party fails, within sixty (60) days after receipt of notice of the material breach from the Party affected by the breach or default (the "AFFECTED PARTY"), to remedy such breach or default or to have agreed to a plan for remedy of such breach or default and (ii) the Parties shall have exhausted the dispute resolution procedures provided in Section 11.1 without resolving their dispute regarding the material breach; PROVIDED that the time periods contemplated by the foregoing clauses (i) and (ii) may run concurrently and need not be sequential, the Affected Party shall have the following rights:

                  (a) REMEDIES FOR NOVARTIS.

                           (i) Upon the breach of this Agreement by Aventis, RPR, RPRIH or APPI under this Section 9.4, Novartis shall then have the right to terminate this Agreement, exercisable by delivering written notice thereof to Aventis, and/or to pursue any and all remedies available to it at law or in equity including, without limitation, the right to seek to recover from Aventis any and all damages and losses of any nature whatsoever (but excluding consequential damages, lost profits and punitive damages).

                           (ii) Without limiting any other provision of this Agreement, Noven acknowledges that the rights and benefits granted to Novartis pursuant to this Agreement include all rights of Aventis to terminate the Noven License Agreement in the Territory and all rights and benefits of Aventis upon any such termination in the Territory pursuant to the Noven License Agreement.

                  (b) REMEDIES FOR AVENTIS. ***.

                  (c) REMEDIES FOR NOVEN. Upon the breach by Novartis under this
Section 9.4 of any obligation owed by Novartis to Noven under this Agreement, and subject to compliance by Noven with the provisions of this Section 9.4, Noven shall have the right to pursue any and all remedies available to it at law or in equity including without limitation the right to seek to recover from Novartis any and all damages and losses of any nature whatsoever (but excluding consequential damages, lost profits and punitive damages) and the right to terminate this Agreement against Novartis. If Noven should terminate this Agreement against Novartis under this Section 9.4(c), it will have the rights upon termination set forth in Section 8.3(a) of the Noven License Agreement.

         9.5. EFFECT OF TERMINATION. Rights and obligations set forth in Sections 7.1 (Confidentiality; Press Releases), 8.1 (Indemnification) and Articles VI (Intellectual Property Claims) and XI (Miscellaneous) shall survive the termination of this Agreement and/or the termination of the Ongoing Obligations, and otherwise, except as set forth in this Section 9.5, this Agreement shall become void and have no effect; PROVIDED, HOWEVER, that any termination of this Agreement will have no impact on the assignments pursuant to Sections 2.6, 4.1 or 5.1 hereof, and that any termination of this Agreement by Novartis will have no impact on the sublicense granted to Novartis pursuant to
Section 2.1 hereof or pursuant to Section 2.1 of the Existing Novartis Pharma Sublicense Agreement. Noven hereby consents to the foregoing proviso. Nothing in this Section 9.5 shall relieve any Party to this Agreement of any liability for a breach of any provision of this Agreement.

         9.6. ***.

         9.7. REMEDIES REASONABLE. The Parties expressly acknowledge that the remedy provisions contained in this Article IX are reasonable, considering the intended nature and scope of this Agreement.

         9.8. NO PENALTIES. Without limiting the indemnification rights set forth in Article VIII hereof, if either Party terminates this Agreement in accordance with the terms herein, the terminating Party shall owe no statutory termination penalty or indemnity or other similar payment that might otherwise be due under local law to the terminated Party on account of such termination.

         9.9. FORCE MAJEURE. The obligations of the Parties under this Agreement shall be subject to any delays or non-performance caused by: acts of God, earthquakes, fires or floods; explosions, sabotage, riots or accidents; regulatory, governmental or military action or inaction; strikes, lockouts or labor trouble; perils of the sea; failure or delay in performance by third parties, including suppliers and service providers; or any other cause beyond the reasonable control of either Party. The Party which is not performing its obligations under this Agreement as a result of any such event of force majeure will promptly notify the other Party thereof and shall use commercially reasonable efforts to resume compliance with this Agreement as soon as possible.

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          Confidential Materials omitted and filed separately with the
         Securities and Exchange Commission. Asterisks denote omissions.


                                    ARTICLE X

                          CERTAIN ADDITIONAL COVENANTS,

                         REPRESENTATIONS AND AGREEMENTS

         10.1. ***.

         10.2. ***.

                                   ARTICLE XI

                                  MISCELLANEOUS

         11.1. DISPUTES. Except as set forth in Sections 7.3, 7.4 and 7.5(b) and notwithstanding Article XI of the Noven License Agreement, in the event of any controversy or claim arising out of, relating to or in connection with any provision of this Agreement or the Noven License Agreement, or the rights or obligations of the Parties hereunder or thereunder, the Parties shall try to settle their differences amicably between themselves. Any Party may initiate such informal dispute resolution by sending written notice of the dispute to any other Party, and within ten (10) days after such notice appropriate representatives of the relevant Parties shall meet for attempted resolution by good faith negotiations. If such representatives are unable to resolve promptly such disputed matter, it shall be referred to the Chief Executive Officer of Novartis Pharma AG the Head of Commercial Operations of Aventis Pharma AG, and/or the Chief Executive Officer of Noven, as the case may be, or their respective designees, for discussion and resolution. If such personnel are unable to resolve such dispute within thirty (30) days of initiating such negotiations, the relevant Parties agree first to try in good faith to settle the dispute by mediation in New York under the Commercial Mediation Rules of the American Arbitration Association, before resorting to litigation.

         11.2. INDEPENDENT CONTRACTORS. In making and performing this Agreement, the Parties are acting and shall act as independent contractors. Nothing in this Agreement shall be deemed to create an agency, joint venture or partnership relationship between the Parties hereto. Neither Party shall have the authority to obligate the other Party in any respect, and neither Party shall hold itself out as having any such authority. All personnel of Aventis, RPR, RPRIH and APPI shall be solely employees of Aventis, RPR, RPRIH or APPI, as the case may be, and shall not represent themselves as employees of Novartis or Noven. All personnel of Novartis shall be solely employees of Novartis, as applicable and shall not represent themselves as employees of Aventis, RPR, APPI, RPRIH or Noven. All personnel of Noven shall be solely employees of Noven as applicable and shall not represent themselves as employees of Aventis, RPR, APPI, RPRIH or Novartis.

         11.3. ASSIGNMENT. Neither Aventis nor Novartis shall have a right to assign this Agreement without the prior written consent of the other (which consent shall not be unreasonably withheld or delayed); PROVIDED, HOWEVER, that


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          Confidential Materials omitted and filed separately with the
         Securities and Exchange Commission. Asterisks denote omissions.


each of Aventis and Novartis may assign this Agreement to any of its Affiliates without the prior written consent of the other; PROVIDED, FURTHER, that no such assignment of this Agreement shall relieve the assignor of any of its obligations or liabilities under this Agreement. Notwithstanding the foregoing, each of Aventis and Novartis may assign this Agreement without the other's prior written consent in connection with the transfer or sale of all or substantially all of its assets or business or its merger or consolidation with another Person.

         11.4. BINDING EFFECT; BENEFIT. This Agreement shall inure to the benefit of and be binding upon the Parties hereto, and their respective successors and permitted assigns. Nothing contained herein shall give to any other Person, other than Noven, any benefit or any legal or equitable right, remedy or claim.

         11.5. AMENDMENT. This Agreement may only be modified, amended or supplemented by an instrument in writing executed by Aventis and Novartis, and, as applicable, consented to by Noven.

         11.6. NO WAIVER. No term or provision hereof will be considered waived by any Party, and no breach excused by any Party, unless such waiver or consent is in writing signed on behalf of the Party against whom the waiver is asserted. No consent by any Party to, or waiver of, a breach by any Party, whether express or implied, will constitute a consent to, waiver of, or excuse of any other, different or subsequent breach by any other Party.

         11.7. NOTICES. All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be delivered personally or sent by facsimile transmission, air courier, or registered or certified mail, return receipt requested, addressed as follows:

If to Novartis:                        If to Aventis:

Novartis Pharma AG                     Rorer Pharmaceutical Products, Inc.
Lichtstrasse 35                        3711 Kennett Pike, Suite 200
CH-4002 Basel, Switzerland             Greenville, Delaware, USA 19087
Fax:  ++41 61 324 6859                 Fax:  (302) 777-7665
Attn:  General Counsel                 Attn:  President

With copies to:                        With a copy to:

Novartis Pharma AG                     Ballard Spahr Andrews & Ingersoll, LLP
Lichtstrasse 35                        1735 Market Street, 51st Floor
CH-4002 Basel, Switzerland             Philadelphia, PA 19103
Fax:  ++41 61 324 2100                 Fax:  (215) 864-8999
Attn:  Head BD & L                     Attn:  Morris Cheston, Jr., Esq.

and

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          Confidential Materials omitted and filed separately with the
         Securities and Exchange Commission. Asterisks denote omissions.


White & Case LLP
1155 Avenue of the Americas
New York, NY  10036
Fax:  (212) 354-8113
Attn:  Steven M. Betensky, Esq.

If to Noven:                            If to APPI, RPRIH or RPR:

Noven Pharmaceuticals, Inc.             c/o Aventis Pharma
11960 S.W. 144th Street                 Route 202-206, P.O. Box 6880
Miami, Florida  33186                   Bridgewater,  NJ 08807-0800
Fax:  (305) 232-1836                    Fax: (908) 231-2243
Attn: Robert C. Strauss, President,     Attn: General Counsel
      and Jeffrey F. Eisenberg, Esq.,
      General Counsel

With a copy to:                         In each case with a copy to:

Foley & Lardner                         Ballard Spahr Andrews & Ingersoll, LLP
Washington Harbour                      1735 Market Street, 51st Floor
3000 K Street, N.W.                     Philadelphia, PA 19103
Washington, D.C. 20007-5109             Fax:  (215) 864-8999
Fax: (202) 672-5399                     Attn:  Morris Cheston, Jr., Esq.
Attn:  Stephen B. Maebius, Esq.

or to such other address as the Party to whom notice is to be given may have furnished to the other Parties in writing in accordance herewith. Any such communication shall be deemed to have been delivered (a) when delivered, if delivered personally, (b) when sent (with written confirmation received), if sent by facsimile transmission on a business day, (c) on the first business day after dispatch (with written confirmation received), if sent by facsimile transmission on a day other than a business day, (d) on the second business day after dispatch, if sent by air courier, and (e) on the fifth business day after mailing, if sent by mail.

         11.8. COUNTERPARTS. This Agreement shall become binding when any one or more counterparts hereof, individually or taken together, shall bear the signatures of each of the Parties hereto. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against the Person whose signature appears thereon, but all of which taken together shall constitute but one and the same instrument. Each Party may execute this Agreement on a facsimile of the Agreement. In addition, facsimile signatures of authorized signatories of any Party shall be valid and binding and delivery of a facsimile signature by any Party shall constitute due execution and delivery of this Agreement.

         11.9. INTERPRETATION. The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is the product



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          Confidential Materials omitted and filed separately with the
         Securities and Exchange Commission. Asterisks denote omissions.


of negotiations between the Parties. In construing the terms hereof, no presumption shall operate in any Party's favor as a result of its counsel's role in drafting the terms or provisions hereof.

         11.10. GOVERNING LAW. This Agreement and any claims, disputes or causes of action relating to or arising out of this Agreement shall be construed in accordance with and governed by the substantive laws of the State of New York, U.S.A. without giving effect to the conflict of laws principles thereof.

         11.11. SEVERABILITY. If any provisions of this Agreement are determined to be invalid or unenforceable in any jurisdiction, such provisions shall be ineffective to the extent of such invalidity or unenforceability in such jurisdiction, without rendering invalid or unenforceable the remaining provisions hereof or affecting the validity or enforceability of any of such provisions of this Agreement in any other jurisdiction. The Parties will use their best efforts to substitute the invalid or unenforceable provision with a valid and enforceable one which conforms, as nearly as possible, with the original intent of the Parties.

         11.12. ENTIRE AGREEMENT. This Agreement, including all exhibits and schedules and the Related Agreements, the Existing Novartis Pharma Sublicense Agreement and, with respect to Noven and Novartis only, the Purchaser Sublicense Letter Agreement, embody the entire agreement and understanding between the Parties hereto with respect to the subject matter hereof and supersede all prior agreements, commitments, arrangements, negotiations or understandings, whether oral or written, between the Parties hereto and their respective Affiliates with respect thereto. There are no agreements, covenants or undertakings with respect to the subject matter of this Agreement and the Related Agreements other than those expressly set forth or referred to herein or in such other agreements, and no representations or warranties of any kind or nature whatsoever, express or implied, are made or shall be deemed to be made herein by the Parties hereto except those expressly made in this Agreement and the Related Agreements.

         11.13. FURTHER ASSURANCES. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be reasonably necessary or appropriate in order to carry out the purposes and intent of this Agreement.

         11.14. INCONSISTENCY. In the event of any inconsistency between the terms of this Agreement and the Existing Novartis Pharma Sublicense Agreement, the terms of this Agreement shall prevail.




                                       19
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          Confidential Materials omitted and filed separately with the
         Securities and Exchange Commission. Asterisks denote omissions.


         IN WITNESS WHEREOF, the Parties hereto have executed this Sublicense Agreement as of date first above written.

                             RORER PHARMACEUTICAL PRODUCTS, INC.

                             By:        /s/ Phillip R. Ridolfi
                                 ------------------------------------------
                                      Phillip R. Ridolfi
                                      President

                             RHONE-POULENC RORER INC.

                             By:       /s/ Charles D. Dalton
                                 ------------------------------------------
                                      Charles D. Dalton
                                      Vice President

                             AVENTIS PHARMACEUTICALS PRODUCTS INC.

                             By:        /s/ Charles D. Dalton
                                 ------------------------------------------
                                      Charles D. Dalton
                                      Vice President

                             RHONE-POULENC RORER INTERNATIONAL HOLDINGS INC.

                             By:        /s/ Phillip R. Ridolfi
                                 ------------------------------------------
                                      Phillip R. Ridolfi
                                      President

                             NOVARTIS PHARMA AG

                             By:        /s/ Gerard Hazelzet
                                 ------------------------------------------
                                      Gerard Hazelzet
                                      Head Licensing Europe, Business
                                         Development and Licensing

                             By:        /s/ Gisela Schelling
                                 ------------------------------------------
                                      Gisela Schelling
                                      Legal Counsel

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
          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


Consented to with respect to the following provisions: Section 2.1 (Sublicense to the Sublicensed Noven Intellectual Property); Section 2.2 (Assumption of Obligations); Section 2.3 (Retention of Rights); Section 2.4 (Right to Sublicense); Section 3.2 (Payment of Noven's Patent Costs); Sections 6.1, 6.2 and 6.5 (Infringement and Other Third Party Claims); Section 7.2(e) (Noncompetition); Section 7.5 (Noncompetition by Noven); Article VIII (Indemnification); Sections 9.1, 9.2, 9.3, 9.4, 9.5, 9.7, 9.8 and 9.9 (relating generally to Term, Termination, Remedies and Penalties) and Article XI (Miscellaneous).

NOVEN PHARMACEUTICALS, INC.

By:        /s/ Robert C. Strauss
     --------------------------------------------
         Robert C. Strauss
         President, Chief Executive Officer
         Co-Chairman




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